Exhibit 10.102

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann
75008 PARIS
NM36015                RM 15725

ENTRE LES SOUSSIGNES :

- BNP PARIBAS, societe anonyme au capital de 1.806.343.230 Euros, dont le siege social est a PARIS (75009), 16 Boulevard des Italiens, immatriculee sous le no662042449 - RCS Paris - identifiant CE FR 76662042449, representee par ses mandataires:

de son Agence Elysee Haussmann dont l'adresse est a 73, boulevard Haussmann, 75008 Paris,

ci-apres denommee "la Banque" ou "BNP Paribas",

D'UNE PART

et

- La Societe INTER PARFUMS, Societe Anonyme au capital de 12 649 362 Euros, dont le siege social est a 4, Rond point des Champs Elysees, 75008 Paris, immatriculee sous le no B350219382 - RCS Paris, representee par M. BENAClN Philippe President Directeur General

ci-apres denommee "le Client",

D'AUTRE PART

IL A ETE CONVENU ET ARRETE CE QUI SUIT :

CHAPITRE I - INTRODUCTION

Article - DEFINITIONS

Pour l'interpretation et l'application du present contrat, sauf stipulation contraire ou si le contexte ne requiere un sens different, les termes et expressions ci-apres auront la signification suivante :

- "Avis de Tirage" : designe une demande d'utilisation du Credit conforme au Modele figurant en Annexe 1;

- "Banque" : designe BNP Paribas;

- "Client": designe la Societe INTER PARFUMS;

- "Contrat" ; designe la presente convention avec toutes ses Annexes ainsi que, le cas echeant, ses eventuels avenants;

- "Compte de Mise a Disposition des fonds du Credit" : designe le compte courant n0 106.990/12 ouvert au nom du Client sur les livres de l'Agence Elysee Haussmann de la Banque dont l'adresse est a 73, boulevard Haussmann, 75008 Paris, ou tout compte bancaire qui y serait substitue d'un commun accord entre le Client et la Banque;

- "Credit" : designe la somme en principal que la Banque accepte de mettre a la disposition du Client conformement aux dispositions du Contrat;

- "Date d'Echeance du Tirage" ; designe le jour de l'echeance de l'utilisation du Tirage considere figurant sur l'Avis de Tirage. Chaque date d'Echeance du Tirage doit obligatoirement etre un Jour Bancaire;

- "Date de Paiement d'Interets" : designe le premier Jour Ouvre d'une Periode d'Interet;

- "Date de Remboursement Final" : designe la date d'echeance du tirage ;

- "Date de Signature du Contrat" ; designe le jour de signature du Contrat;

- "Date de Tirage" : designe la date de mise a disposition des fonds du Credit La Date de Tirage devra obligatoirement etre un Jour Bancaire;

- "Duree du Tirage" : designe la duree pour laquelle le Tirage est demande par le Client, et qui figurera sur l'Avis de Tirage;

- "Euro ou Eur" : designe en application des Reglements du Conseil de l'Union Europeenne des 17 juin 1997 et 3 mai 1998, la monnaie ayant pouvoir liberatoire sur le territoire de la Republique Francaise;

- "Indice" ; designe l'EURIBOR de la Periode;

- "Interet" : correspond a l'Indice augmente de la Marge Fixe;

- "Jours Calendaires" : designe tous les jours du calendrier;

- "Jour Bancaire" : designe les jours ou les services centraux des banques fonctionnent pour l'ensemble de leurs activites la journee entiere a Paris, les samedi et dimanche etant exclus;

- "Jour Target" : designe les jours durant lesquels le systeme Target est ouvert;

- "Target" : (Transferts express automatises transeuropeens a reglement brut en temps reel) Systeme europeen de reglement brut en temps reel qui relie la Banque Centrale Europeenne aux banques centrales nationales des Etats membres de l'Union Europeenne, via leur systeme national de reglement brut en temps reel respectif;

- "Manquement" : designe l'un quelconque des evenements figurant sous l'Article - Exigibilite Anticipee du Contrat;

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

- "Marge Fixe" : designe la majoration de 0.75 pour cent l'an appliquee sur une duree d'un an, a compter de la presente, a l'Indice. Cette marge sera portee a 1 pour cent l'an la deuxieme annee.

- "Montant Autorise" : designe, a une date donnee, le montant maximum utilisable, tel qu'il figure sous l'Article "Remboursement";

- "Montant Disponible" : designe, a une date donnee, le Montant Autorise diminue des Tirages effectues;

- "Montant d'Origine" : designe le montant en principal du Credit, soit 15.000.000 Euros;

- "Ouverture de Credit" : designe l'engagement de la Banque de mettre a la disposition du Client le montant en principal du Credit;

- "Periode d'Interet" : designe pour chaque Tirage, la periode d'interets du Tirage dont les conditions ont ete definies sous l'Article "Modalites des Tirages";

- "EURIBOR" : (Euro Interbank Offered Rate - egalement denomme TIBEUR ; Taux Interbancaire offert en Euros) designe un taux annuel offert pour les depots interbancaires en euros par les banques de premier plan sur les marches monetaires de la zone euro pour une echeance donnee. Ce taux est notamment publie a la page 248 de Bridge/Telerate ou tout autre page qui s'y substituerait. Il est calcule par la Federation Bancaire de l'Union Europeenne et resulte de cotations fournies par l'echantillon des banques de reference participant au calcul de l'EURIBOR et publie a 11 heures, heure de Bruxelles le jour meme;

- "EURIBOR de la Periode" : designe l'EURIBOR publie deux Jours Target applicable a la Duree du Tirage.

- "Tirage" : designe chaque utilisation du Credit par le Client ainsi que les conditions de cette utilisation;

- "EONIA" (Euro Overnight Index Average ou "TEMPE" - Taux Moyen Pondere en Euros) : designe le taux moyen pondere calcule par la Banque Centrale Europeenne sur la base de toutes les transactions au jour le jour des prets non garantis executes sur le marche interbancaire de la zone euro et declarees par l'echantillon des banques de reference participant au calcul de l'EONIA. Ce taux annuel est publie par la Federation Bancaire de l'Union Europeenne a la page 247 du serveur Bridge/Telerate ou tout autre page qui s'y substituerait;

- "Capacite d'Autofinancement" : designe la somme des postes suivants : RESULTAT (ligne HN du compte de resultat de l'exercice) + PROVISIONS REGLEMENTEES (TS - TT tableau 7 de la liasse fiscale) + DOTATION AUX AMORTISSEMENTS (ligne GA du compte de resultat de l'exercice) + 70% des loyers de CREDIT-BAIL payes dans l'exercice (ligne HP + HQ du compte de resultat);

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

- "Charges Financieres Nettes" : designe le montant des frais financiers diminue du montant des produits financiers;

- "Endettement Financier Net (Consolide)" : sera egal a la somme des avances remboursables, des emprunts et dettes diverses ainsi que du poste "Banques" et majore des engagements donnes hors bilan relatifs aux credits-bails et cautions delivrees, diminue du montant des "disponibilites" tels qu'ils sont comptablement definis dans le bilan (consolide) certifie du Client de l'exercice clos avant le Tirage;

- "Excedent Brut d'Exploitation (Consolide)" : correspond au montant de l'excedent brut d'exploitation (consolide) tel qu'il est comptablement defini dans les comptes (consolides) du Client de l'exercice clos avant le Tirage;

- "Resultat Financier" : correspond au resultat financier tel qu'il est comptablement defini dans le compte de resultat (consolide) du Client de l'exercice clos avant le Tirage (hors impact des differences de cours de change);

- "Situation Nette de l'Ensemble (Consolide)" : correspond a la somme du capital du Client, des primes (d'emission, de fusion ou d'apport), des reserves (legales, statutaires, reglementees, conventionnelles ou autres), des ecarts de conversion, interets des minoritaires et du resultat de l'exercice, tels qu'ils sont comptablement definis dans le bilan (consolide) certifie du Client de l'exercice clos avant le Tirage;

Enfin, sauf precision contraire, toute reference faite a un "Article", un "Paragraphe" ou a une "Annexe", se comprend comme etant une reference faite a un article ou un paragraphe du present Contrat ou a une annexe au present Contrat.

CHAPITRE II - CONDITIONS PARTICULIERES DU CREDIT

Article - MONTANT, DUREE ET OBJET DU CREDIT

La Banque consent par le present Contrat au Client, qui l'accepte, une ouverture de Credit d'un Montant de 15.000.000 Euros (Quinze Millions d'Euros), pour une duree de douze mois a compter de la Date de Signature du Contrat, renouvelable une fois pour une nouvelle periode de douze mois supplementaires si aucun tirage n'est intervenu pendant les douze premiers mois.

Le Client s'engage a affecter ce credit au financement partiel d'une acquisition.

La Banque pourra toujours, a sa convenance, se faire remettre tous justificatifs necessaires pour suivre l'utilisation des fonds pretes, mais elle ne sera pas tenue de surveiller leur emploi.

Article - CONDITIONS D'UTILISATION DU CREDIT

Le Client ne pourra effectuer d'utilisations au titre du Credit

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

.  qu'apres avoir remis a la Banque :

- une copie a jour et certifiee conforme de ses statuts, ainsi qu'un extrait K-bis recent (de moins de trois mois);

.. et communiquer 8 jours avant le tirage:

- Le nom de la marque de parfums ou de cosmetiques visee, et les comptes s'il s'agit d'une personne morale.

- Confirmation de l'acquisition de 95% ou plus du capital et des droits de vote s'il s'agit d'une personne morale. Dans le cas d'une acquisition inferieure a 95% du capital ou des droits de vote, le client et la banque devront definir ensemble les modalites de deblocage du credit, pour autant que l'acquisition soit superieure a 67% du capital et des droits de vote

- Copie des audits financier, juridique, fiscal et social juges satisfaisants

- Si prix de la cible ou des actifs acquis>30 ME (Trente Millions d'Euros) - Attestation par le cabinet d'audit que les ratios moyens de la cible sur le dernier exercice clos : Dettes financieres brutes/ Fonds Propres est <1 et Dettes Financieres brutes/CAF est < 4

- Attestation par le representant legal d'INTERPARFUMS SA que le ratio Dettes financieres brutes consolidees y compris dette d'acquisition et dettes financieres brutes de la cible / Fonds Propres Consolides est <1 et Dettes financieres brutes consolidee y compris dette d'acquisition et dettes financieres brutes de la cible /CAF consolidees 2003 y compris CAF cible 2003 (12 mois glissants au 30/06/2004 si acquisition posterieure au 30/06/2004) est < 4.

Principes Comptables

Les comptes annuels du Client sont et seront prepares selon les principes comptables generalement admis en France et, sous reserve de toute indication contraire y figurant, selon un principe de permanence des methodes de presentation et d'evaluation.

Le Client informera la Banque de toute modification dans les principes comptables retenus pour l'etablissement de ses comptes.

En outre, le Tirage ne pourra avoir lieu dans l'hypothese ou :

- il serait survenu un cas de Manquement a la date dudit Tirage ou un evenement susceptible de constituer un cas de Manquement;

- une quelconque des declarations faite au Contrat serait averee inexacte;

- l'avis de tirage regulierement emis et conforme au modele figurant en "Annexe 1" n'aurait pas ete recu par la Banque.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Article - GARANTIES DONNES AU TIERS

Le Client s'engage a ne consentir aucune surete, garantie ou charge a un tiers sur une immobilisation, au sens du plan comptable, sans en faire beneficier la Banque pari passu au meme rang ou sans lui conferer une autre surete consideree comme equivalente par cette derniere. Toutefois, la presente clause ne s'appliquera pas aux garanties ou suretes que consentirait le Client en couverture du financement de l'acquisition d'une immobilisation des lors qu'elles porteront exclusivement sur l'actif en question et garantiront uniquement le financement de cet actif.

Article - MODALITES DU TIRAGE

Le client ne peut effectuer qu'un seul tirage selon les modalites suivantes :

- Le Client devra faire parvenir a la Banque un Avis de Tirage selon modele figurant en "Annexe 1", au plus tard (a 11 heures), 1 Jours Bancaires avant la Date de Tirage (qui devra obligatoirement etre un Jour Bancaire) figurant sur l'Avis de Tirage.

- Le montant du Tirage sera de 15.000.000 d'Euros (Quinze millions d'euros) maximum.

- Le Tirage ne pourra etre inferieur a 1 mois, ni superieur a 3 mois.

*           Dans le cas d'un tirage a un mois, celui-ci pourra etre renouvele au maximum deux fois pour la meme duree.

*           Dans le cas d'un tirage a deux mois, celui-ci pourra etre renouvele au maximum une fois pour une duree d'un mois.

La duree totale du tirage ne pouvant exceder 3 mois

- Aucune Date d'Echeance du Tirage figurant sur l'Avis de Tirage ne pourra etre posterieure a la Date de Remboursement Final,

- L'Avis de Tirage

.. devra etre adresse a la Banque a son Agence Elysee Haussmann selon les coordonnees figurant sous l'Article "Communications" ci-apres;

.. devra etre signe par le representant legal du Client ou par un mandataire du Client dument habilite a cet effet (Cf. - liste en "Annexe 2");

.. engagera irrevocablement le Client qui sera tenu d'effectuer le Tirage conformement aux conditions du Contrat.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Article - MISE A DISPOSITION DES FONDS DU TIRAGE

Sous les reserves et conditions qui precedent, la Banque realisera le Credit selon les termes et conditions de l'Avis de Tirage, au credit du Compte de Mise a Disposition des fonds du Credit no. 106.990/12 ouvert sur les livres de l'Agence Elysee Haussmann de la Banque.

Les ecritures comptables de la Banque suffiront a la justification des operations concernant le present Credit.

Si la Banque vient a constater que les fonds du Tirage ont ete utilises a une fin non conforme aux declarations ci-dessus, elle pourra, sans y etre aucunement tenue, mettre fin audit Tirage et exiger le remboursement de tous les fonds pretes au titre du Credit ou prendre l'une de ces deux mesures seulement.

Les dispositions qui precedent ainsi que celles relatives a la destination des fonds ou aux mises a disposition des fonds ne sont que des obligations a la charge du Client, auxquelles il pourra etre deroge, si la Banque y consent, et sans qu'elle puisse encourir une responsabilite quelconque a l'egard de quiconque, et notamment de tout garant qui ne pourra s'en prevaloir pour se soustraire a son engagement.

CHAPITRE III - CONDITIONS FINANCIERES DU CREDIT

Article - INTERETS DU CREDIT

Les interets applicables au Tirage seront decomptes selon la methode des nombres de 360 jours annuels au nombre de Jours Calendaires du Tirage.

Le nombre de Jours Calendaires du Tirage sera decompte de la date de mise a disposition des fonds (comprise) jusqu'a la Date d'Echeance du Tirage (cette derniere date n'etant toutefois pas comprise dans ce decompte).

Le Tirage sera passible d'Interets calcules sur la base de l'EURIBOR de la Periode majore de la Marge Fixe, laquelle s'eleve a 0.75 pour cent l'an sur une duree d'un an, a compter de la presente. Cette marge sera portee a un pour cent la deuxieme annee.

Les Interets seront percus par la Banque a la Date de Paiement d'Interet.

Compte tenu de l'Indice publie deux Jours Target precedent la date des presentes et de la Marge Fixe, le taux des Interets s'eleverait a 2,874 pour cent l'an au titre d'une Periode d'Interet de trois mois (taux donne a titre indicatif sur la base de l'Euribor 3 mois au 31/12/2003, soit 2.124 pour cent l'an).

A - Indisponibilite temporaire ou non cotation de l'EURIBOR

Dans l'hypothese ou l'EURIBOR ne pourrait pas etre determine comme i dessus sous l'Article "Definitions", le taux d'interet applicable sera determine pour la

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Periode d'Interets consideree, en fonction de la moyenne arithmetique, etablie par la Banque, des taux qui lui auront ete communiques par au moins cinq (5) banques de premiere categorie, comme etant les taux annuels auxquels les depots en Euros leur sont offerts, pour un montant egal au montant du Tirage et pour la duree du Tirage, sur le marche interbancaire de Paris deux Jours Target avant la date du Tirage.

Dans ce cas, l'indice alors applicable au Tirage sera egal a la moyenne arithmetique de ces taux, ladite moyenne etant arrondie a la troisieme decimale superieure. L'indice ainsi determine sera majore de la Marge Fixe.

B - Disparition de l'EURIBOR

En cas de disparition de l'EURIBOR, l'indice de substitution s'appliquera de plein droit.

En cas de disparition du taux ou de l'Indice, et en l'absence d'un indice ou d'un taux de substitution, la Banque en avisera le Client et les parties se consulteront en vue de determiner d'un commun accord un nouvel indice ou un nouveau taux.

Si aucun accord n'a pu etre trouve dans les quinze (15) Jours Calendaires suivant la date de l'avis adresse au Client, celui-ci devra rembourser immediatement toutes les sommes dues au titre des presentes en principal, interets, frais et accessoires et le cout eventuel occasionne a la Banque par un tel remboursement, etant entendu que les interets payables a compter de la disparition de l'Indice ou de la cessation de sa publication, seront calcules a un taux fixe egal au dernier Indice publie deux Jours Target avant la date dudit evenement majore de trois pour cent l'an, ainsi que de la Marge Fixe.

En toute hypothese, l'application de tout nouveau taux ou indice sera retroactive au jour de la modification, de la disparition ou de la cessation de publication de l'Indice ou du taux.

Article - INTERETS DE RETARD

A - Dans le cas ou une somme quelconque en principal, interets, frais ou accessoires due par le Client aux termes du present Contrat, ne serait pas payee a son echeance normale ou anticipee, le Client sera tenu de plein droit et sans mise en demeure prealable, de verser a la Banque des interets de retard calcules a partir de la date d'exigibilite jusqu'a celle du paiement effectif sur la base de l'EONIA au jour le jour majore de deux pour cent l'an.

Il en sera de meme pour tous frais et debours qui seraient avances par la Banque pour quelque cause que ce soit.

Ces interets de retard seront decomptes selon la methode des nombres au nombre de jours exacts ecoules rapportes a une annee de 360 jours, et seront payables par te Client a presentation du releve d'interet etabli par la Banque a cet effet.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Les interets seront capitalises, s'ils sont dus, pour une annee entiere, conformement a l'article 1154 du Code Civil.

B - Cette stipulation d'interets de retard ne pourra nuire a l'exigibilite survenue et, par suite, valoir accord de delai de reglement, ou constituer une renonciation pour la Banque a invoquer un droit quelconque decoulant du present Contrat.

Article - COMMISSION D'ENGAGEMENT

Le Credit donnera lieu a la perception d'une commission d'engagement decomptee sur la base du nombre exact de jours ecoules et d'une annee de 360 jours et calculee au taux de 0.20 pour cent l'an, sur le Montant Autorise du Credit.

Cette commission sera payable tous les mois et d'avance, et pour la premiere fois le jour de signature de l'acte de credit.

Toute commission ainsi percue restera entierement et definitivement acquise a la Banque, meme en cas de renonciation anticipee; l'incidence de cette renonciation etant reportee a fa periode suivante de perception de cette commission.

Article - FRAIS DE MONTAGE

Le Client sera redevable envers la Banque au titre des frais de montage d'une somme de 5000 Euros (hors taxes), payable TTC a la date des presentes, par prelevement sur son compte no106.990/12 ouvert sur les livres de l'Agence Elysee Haussmann de la Banque,

Article - REMBOURSEMENT

A/ Remboursement du Credit

L'integralite des sommes restant dues au titre du Credit devront etre payees a la Banque lors de son terme extinctif soit au plus tard a I'echeance du tirage, soit au plus tard trois mois apres la date de depart du tirage.

B/ Remboursement du Tirage - reutilisation

Le Tirage doit etre rembourse a son echeance figurant sur l'Avis de Tirage, le Client ne pourra proceder a un nouveau Tirage.

Article - RENONCIATION AU CREDIT

Le Client pourra renoncer totalement ou partiellement a l'utilisation de tout ou partie du Montant Autorise du Credit.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Cette renonciation prendra effet un mois apres sa notification (par lettre recommandee avec avis de reception) adressee par le Client a la Banque dans les conditions de l'Article "Communications" ci-apres.

Toute renonciation aura un caractere definitif et irrevocable, et reduira le Montant Autorise a due concurrence, de sorte que le Client ne pourra plus effectuer de nouveaux Tirages sur la partie du Credit a laquelle il aura renonce. S'il s'agit d'un Credit reductible progressivement, les renonciations partielles s'imputeront sur les termes de reduction les plus eloignes.

En contrepartie, la commission d'engagement cessera d'etre due sur la partie du Credit objet de la renonciation et ce, a compter de l'expiration de la periode de perception de cette commission d'engagement au cours de laquelle la renonciation aura pris effet.

Article - COMPTABILISATION DU CREDIT

Les operations resultant du fonctionnement du Credit sont exclues de tout compte courant que le Client peut ou pourra avoir sur les livres de la Banque.

Le ou les comptes ouverts et tenus par la Banque en vue de retracer les operations du Credit ou de chaque Tirage constitueront de simples instruments comptables qui ne produiront pas les effets juridiques attaches aux comptes courants.

Le jour de l'echeance d'une somme quelconque devenue exigible au titre du Contrat, la Banque prelevera sur le ou les comptes alors ouverts sur ses livres au nom du Client, le montant necessaire au reglement des sommes devenues exigibles.

Article - TAUX EFFECTIF GLOBAL

Pour satisfaire aux obligations des articles L. 313-1 et suivants du Code de la Consommation, les parties declarent, a titre indicatif, que le taux effectif global du Credit, calcule selon la methode legale actuellement en vigueur, sur la base d'une utilisation totale du Credit a la date des presentes, s'eleve a ce jour a :

- 3.252 pour cent l'an pour une Periode d'Interet de trois mois, a partir d'un taux actuariel trimestriel de 3.292 pour cent; dans l'hypothese d'une utilisation a la signature.

CHAPITRE IV - CONDITIONS GENERALES

Article - DECLARATIONS DU CLIENT

A la Date de Signature du Contrat le Client declare et garantit

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

- Qu'il est une societe regulierement constituee et dispose de toutes les autorisations necessaires pour exercer ses activites comme il le fait presentement, qu'il possede l'ensemble des actifs inscrits a son bilan, qu'il peut valablement conclure le Contrat et remplir toutes les obligations qui en decoulent pour lui;

- Que la signature du Contrat, et s'il y a, la signature des actes de garanties du Credit, ont ete dument autorisees par ses organes sociaux competents et ne requierent aucune autre autorisation d'aucune autorite competente qui n'ait ete obtenue pour leur signature et leur execution;

- Que la signature du Contrat et l'execution de toutes les obligations qui en decoulent pour lui ne contreviennent a aucune disposition de ses statuts, ni a aucune stipulation d'aucun contrat ou engagement auquel il est partie ou par lequel il est lie, ni ne violent en aucune facon les lois ou reglements qui lui sont applicables;

- Que le Contrat demeurera, apres la premiere mise a disposition des fonds et apres chaque Tirage, un engagement legal, valable et obligatoire du Client, qui l'obligera conformement a ses termes;

- Que le remboursement du principal, le paiement des interets, des commissions ou autres frais afferents au Contrat ne necessitent aucune autorisation d'aucune autorite quelconque qui n'ait ete obtenue;

- Que les documents financiers remis a la Banque pour les besoins des presentes sont exacts; qu'ils ont ete etablis selon les principes comptables generalement appliques en France et qu'ils donnent une image fidele de son actif, de son passif et ses resultats pour chaque exercice;

- Que depuis la date de cloture de son dernier exercice, il n'est survenu aucun evenement, notamment de nature juridique, financiere ou commerciale susceptible d'avoir un effet defavorable important sur son activite, son patrimoine, sa situation economique ou sa rentabilite et qui n'ait ete porte a la connaissance de la Banque prealablement a la conclusion des presentes;

- Qu'aucune instance, action, proces ou procedure administrative n'est en cours ou, a sa connaissance, n'est sur le point d'etre engagee pour interdire ou empecher la signature ou l'execution des presentes ou qui pourrait avoir des consequences defavorables significatives sur son activite, ses actifs ou sur sa situation financiere;

- Que ses actifs sont valablement assures pour une valeur au moins egale a leur valeur de reconstruction et/ou de remplacement aupres d'une Compagnie d'Assurances notoirement solvable;

- Qu'il n'existe pas de fait susceptible de constituer l'un quelconque des cas ci-apres mentionnes sous l'Article "Exigibilite Anticipee";

Article - COMMUNICATIONS - INFORMATIONS A FAIRE A LA BANQUE

Pendant toute la duree du Credit, le Client devra :

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

- Remettre a la Banque, des leur etablissement et au plus tard dans un delai maximum de trois mois a compter de la cloture de chaque exercice, les copies certifiees conformes, par ses Commissaires aux Comptes, de ses bilans annuels, compte de resultats ainsi que de tous documents exiges par la loi ou la reglementation applicable, accompagnes des rapports des Commissaires aux Comptes;

- Remettre a la Banque, au plus tard dans un delai de trois mois a compter de la cloture de chaque exercice, la copie de ses liasses fiscales certifiees conformes par son dirigeant ;

- Adresser a la Banque, des leur etablissement, les proces-verbaux de ses assemblees ordinaires et/ou extraordinaires, ainsi que tous documents relatifs a sa gestion previsionnelle;

- Informer la Banque dans un delai maximum de quinze Jours Calendaires a compter de l'evenement constitutif, de toutes transformations d'ordre juridique le concernant, ainsi que de tout evenement susceptible de diminuer la valeur economique ou juridique des garanties conferees a la Banque, ou d'affecter de facon significative la valeur de son patrimoine, ou d'augmenter le volume de ses engagements envers tous tiers, ou encore d'affecter serieusement sa capacite a rembourser le Credit;

- Communiquer a la Banque, a premiere demande de sa part, tous documents ou informations sur sa situation economique, comptable, financiere ou juridique que la Banque pourra raisonnablement exiger;

- Informer la Banque de tous projets relatifs a une modification significative de son actionnariat, ayant pour consequence, notamment, de donner son controle a une Societe nouvelle ou a un Groupe nouveau;

- Informer immediatement la Banque de tous faits, evenements ou circonstances susceptibles de constituer l'un quelconque des cas ci-apres mentionnes sous l'Article "Exigibilite Anticipee";

Article - ENGAGEMENT DU CLIENT

Pendant la duree du credit, le client s'engage, sans avoir obtenu l'accord prealable de la Banque :

-          a ne pas ceder tout ou partie de ses actifs, (pour un montant superieur a 15.000.000 Euros,) sauf dans le cadre de sa gestion courante habituelle ;

-          a ne pas effectuer des operations de quelque nature que ce soit avec des societes ou entreprises qui se trouvent sous son controle, au sens de l'article L.233-3 du Code de Commerce (ancien article 355-1 de la loi du 24 Juillet 1966), qui ne soient pas realisees a des conditions de marche normales ;

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

-          respecter au moment du tirage et en intra periode, le covenant Dette brute consolidee/ Fonds propres consolides<1.

Article - EXIGIBILITE ANTICIPEE

La totalite des sommes dues en principal, interets, commissions, frais et accessoires au titre du present Contrat deviendra immediatement et de plein droit exigible par anticipation sans formalite judiciaire, et aucune nouvelle utilisation ne pourra etre exigee de la Banque, en cas de liquidation judiciaire, cessation d'exploitation ou d'activite du Client, cession de l'entreprise dans le cadre d'une procedure amiable ou collective ainsi que dans tous les cas de decheance du terme autorises par la loi.

La Banque pourra rendre exigible par anticipation le Credit et aucune autre utilisation ne pourra alors etre reclamee a la Banque a compter de la realisation du cas d'exigibilite anticipee, apres une notification faite par la Banque par lettre recommandee avec avis de reception adressee au Client, sans qu'il soit besoin d'aucune autre formalite judiciaire, dans l'un quelconque des cas suivants :

-          a defaut de paiement a son echeance d'une somme quelconque devenue exigible au titre du Contrat, (non regularise dans un delai maximum de cinq (5) Jours Bancaires a compter de son echeance);

-          en cas d'inexecution d'une quelconque disposition du present Contrat a laquelle il n'aurait pas ete remedie par le Client dans un delai maximum de dix (10) Jours Bancaires a compter de la notification adressee par la Banque faisant etat de ce Manquement;

-          au cas ou l'une quelconque des declarations faite par le Client dans le present Contrat ou dans toute attestation ecrite faite par un mandataire du Client pour les besoins des presentes, se revele avoir ete inexacte au moment ou elle a ete faite ou reiteree, ou cesse d'etre exacte sur un point important;

-          en cas de fusion, scission, liquidation amiable ou dissolution du Client;

-          en cas de modification de la forme juridique du Client ou de son objet social, ou de transfert de son siege social hors de France metropolitaine, sans l'accord de la Banque;

-          en cas de comportement gravement reprehensible du Client, comme au cas ou sa situation s'avererait irremediablement compromise au sens de l'article L.313-12 du Code Monetaire et Financier;

-          au cas ou les interets et commissions du Credit deviendraient passibles d'un impot ou d'une taxe quelconque auquel ils ne sont pas actuellement assujettis, a moins que le Client n'acquitte cette charge fiscale, de telle sorte que la Banque n'ait rien a supporter de ce chef;

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

-          en cas d'incident de paiement du Client non regularise declare a la Banque de France, comme en cas d'exclusion par la Banque de France de la signature du Client;

-          a defaut de paiement a bonne date par le Client d'une somme due a quiconque, et notamment ses contributions, taxes, cotisations sociales et autres et qui serait susceptible d'engendrer des consequences manifestement dommageables sur le bon remboursement des Tirages, comme en cas de saisie des avoirs du Client chez la Banque;

-          en cas de modification importante de la nature, la capacite ou du patrimoine du Client, ainsi que sa structure juridique, financiere, industrielle ou commerciale sauf accord expresse de la Banque;

-          en cas de non respect par le Client ou par toute autre entite s'il y a de l'un quelconque des ratios figurant sous l'Article "Conditions d'utilisation du credit", comme en cas de non justification a la Banque dans les formes et delais requis de l'attestation constatant le respect desdits ratios;

-          en cas de non respect par le client des articles << Engagement du client >> et <<Promesse de garantie >>

Article - SURVENANCE DE CIRCONSTANCES NOUVELLES

Les dispositions et conditions financieres applicables au Credit ont ete fixees en fonction des conditions economiques et financieres, et des donnees juridiques, administratives, fiscales, monetaires et professionnelles en vigueur en France a la date des presentes et applicables aux operations de meme nature.

A - En cas de modification substantielle de ces conditions ou donnees, par suite d'une modification legale ou reglementaire ou d'une decision emanant de toute autorite competente, ou d'une modification des ratios prudentiels applicable a la Banque a la date de signature des presentes, tel que notamment le Ratio Cooke, ou encore pour toute autre raison, entrainant notamment des charges nouvelles ou des couts additionnels en relation avec les operations definies aux presentes, la Banque en informera le Client par ecrit dans les meilleurs delais. Le cas echeant, cette notification contiendra le montant estimatif de l'augmentation du cout et de l'indemnisation due.

La Banque et le Client se concerteront en vue de parvenir a une solution amiable permettant de poursuivre l'execution du Contrat.

Si aucune solution ne peut etre trouvee dans un delai de quinze Jours Calendaires suivant la reception par le Client de la notification par la Banque, le Client devra :

- soit accepter le maintien du Credit et prendre a sa charge la totalite des eventuels couts additionnels;

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

- soit rembourser immediatement toutes les sommes dues au titre des Tirages effectues a cette date en principal, interets, commissions, frais et accessoires, ainsi que tous les eventuels couts additionnels qui, jusqu'a la date de remboursement, pourraient resulter pour la Banque des circonstances nouvelles.

B - Au cas ou interviendrait une modification de la legislation ou de la reglementation ou une decision emanant de toute autorite competente, qui aurait pour effet de rendre illegal le Credit, la Banque en avisera sans delai le Client. Le Client et la Banque feront de leur mieux pour trouver une solution de remplacement satisfaisante pour les parties. Si une telle solution ne peut pas etre trouvee dans un delai de quinze Jours Calendaires a compter de la notification au Client, le Client remboursera definitivement par anticipation, et sans penalite, toutes les sommes restant dues au titre du Credit.

Article - LIEU DE PAIEMENT

Tous les paiements a faire en vertu des presentes auront lieu a la Banque a l'adresse suivante :

Agence de Elysee Haussmann
Adresse : 73, boulevard Haussmann, 75008 Paris

Article - IMPUTATION DES PAIEMENTS

De convention expresse, il est convenu et accepte par le Client que tout paiement partiel sera impute en priorite sur les frais et accessoires, puis sur les indemnites, puis sur les interets de retard, puis les commissions, puis sur les interets conventionnels, enfin sur le principal.

Article - FRAIS ET DROITS DIVERS A LA CHARGE DU CLIENT

Le paiement de toutes sommes dues par le Client en vertu des presentes devra etre effectue net de tout impot, taxe, retenue a la source, droit de timbre ou prelevement de quelque nature que ce soit, present ou futur.

Tous les frais, droits (droits d'enregistrement, frais de timbres, ...) ou honoraires quelconques afferents au Contrat ou qui en serait la suite ou la consequence, notamment en cas de defaut, seront a la charge exclusive du Client, qui s'y oblige.

Article - COMMUNICATIONS

Toute notification, communication ou demande devant etre faite en execution du Contrat devront etre faites par courrier.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Dans certaines circonstances, et sur demande expresse du Client, la Banque pourra accepter des communications ou demandes faites par telephone, telex ou telecopie a condition qu'elles soient confirmees par courrier.

Toute communication ou demande devant etre faite et tout document devant etre delivre par l'une des parties a l'autre en execution du Contrat, sera faite et delivree :

- s'il s'agit du Client a : Societe INTER PARFUMS
Adresse : 4 Rond point des Champs Elysees
Attention : Service  Comptabilite
Telephone : 0153770000
Telecopie/Fax : 01407408402

- s'il s'agit de la Banque a : BNP PARIBAS
Agence : Elysee Hausmann
Adresse : 73, boulevard Haussmann, 75008 Paris
Attention : Responsable du Service  Mise en oeuvre Entreprises (Mme Joelle Deschamps)
Telephone : 01.44.51.95 68
Telecopie/Fax : 01.44.51.95.85

ARITCLE : AUTORISATION DE COMMUNICATION D'INFORMATIONS

Le Client autorise expressement la Banque a communiquer les informations le concernant aux societes de caution mutuelle, organismes de garantie financiere ou de refinancement, qui interviendraient, le cas echeant, dans la presente operation, ainsi qu'aux prestataires de services qui interviendront dans le traitement des operations relatives aux presentes, et notamment a tous tiers charges du recouvrement ou encore a toute societe du groupe BNP PARIBAS en cas de mise en commun de moyens. En outre, elles pourront etre utilisees pour des sollicitations commerciales.

Article - EXERCICE DES DROITS - RENONCIATION

Tous les droits conferes a la Banque ou au Client, par les presentes ou par tout autre document delivre en execution ou a l'occasion des presentes, comme les droits decoulant de la loi, seront cumulatifs et pourront etre exerces a tout moment.

Le fait pour la Banque ou pour le Client, de ne pas exercer un droit, ou le retard a l'exercer, ne pourra jamais etre considere comme une renonciation a ce droit, et l'exercice d'un seul droit ou son exercice partiel n'empechera pas la Banque ou le Client de l'exercer a nouveau ou dans l'avenir ou d'exercer tout autre droit.

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

Article - CESSION - TRANSFERT DES DROITS

Le Client ne pourra ceder ou transferer aucun droit ou obligation resultant du Contrat sans l'accord prealable et ecrit de la Banque.

La Banque pourra ceder ou transferer tout ou partie de ses droits et obligations au titre du present Contrat a toutes Banques ou Etablissements de Credit de son choix.

Article - ANNEXES

Les documents suivants annexes au present acte font partie integrante du Contrat :

Annexe 1 - Modele d'Avis de Tirage.

Annexe 2 - Liste des Signataires habilites du Client a proceder aux Tirages.

Article - ELECTION DE DOMICILE

Pour l'execution des presentes et de leurs suites, domicile est elu :

- pour la Banque en son Agence figurant sous l'Article "Lieu de Paiement",

- pour le Client, en son siege social sus-indique.

Article - LOI APPLICABLE - JURIDICTION

Le Contrat est soumis au droit francais.

Tout litige qui ne serait pas resolu d'un commun accord, sera de la competence exclusive des Tribunaux de Paris, pour toutes les instances et procedures et ce, meme en cas de pluralite d'instances ou de parties, ou meme d'appel en garantie.

Fait et passe a Paris
le 17 mars 2004
en trois exemplaires

Pour le CLIENT

Pour BNP PARIBAS

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann        75008 PARIS
PM36015                 BA 15725

                                                                                                                                 AD 15725

ANNEXE 1

au Contrat de Credit en date du         17 mars 2004
entre BNP Paribas et la Societe INTER PARFUMS

                                                                                                                                   MR 15725

MODELE D'AVIS DE TIRAGE

Lettre a en-tete du Client
Societe INTER PARFUMS
_____________________

                                                                                                                                    BB36015

BNP PARIBAS
Agence de Elysee Hausmann
a l'attention de M___________
                                                                                                                                    RN36015

Objet ; AVIS DE TIRAGE sur le Credit de 15.000.000 Euros

Messieurs,

En execution des dispositions du Contrat en date du           , nous vous demandons un Tirage presentant les caracteristiques suivantes :

Montant du Tirage :  Euros (                                               Euros)

Duree du Tirage :                                         Jours Calendaires a compter du                    soit au plus tard jusqu'a la date du                         (inclue/non inclue) (Nota - La Date d'Echeance du Tirage doit correspondre a un Jour Bancaire)

Realisation du Tirage : au Compte de Realisation (ou                               )

Conditions Financieres du Tirage :

Periode d'Interets :                  mois

Indice applicable au Tirage : EURIBOR                     du

Marge Fixe applicable au Tirage :                   % l'an

Remboursement du Tirage : A son echeance, soit le ________

(Nota - La Date d'Echeance du Tirage doit correspondre a un Jour Bancaire)

Nous vous confirmons que les declarations et garanties que nous avons effectuees aux termes du Contrat sont exactes et completes a la date du present Avis de Tirage et qu'aucun Manquement n'est survenu ou ne surviendra du fait de ce Tirage.

Les termes et expressions utilises en majuscule et non definis dans la presente lettre ont le sens qui leur est attribue dans le Contrat sus-vise.

Votre accord sur la presente resultera de l'execution par votre part du Tirage demande.

Nous vous prions d'agreer, Monsieur, l'expression de notre consideration distinguee.

Date de la demande de Tirage : Philippe  SANTI et Jean-Guy Leclerq

Nom du signataire habilite :                                        conjointement

Titre :

Signature du mandataire habilite
Cachet social du Client

(Signature Illisible)   (Signature Illisible)
INTER PARFUMS
(Illegible)
Tel. 01.53.77.00.00 - Fax : 01.40.74.08.42
S.A. au Capital de 10320594 EUROS
R.C.S. PARIS 8 850 219 182 - TVA N (ILLISIBLE)

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann
75008 PARIS
AC36015                 CD15725

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann
75008 PARIS
MP36015                 PR15725

ANNEXE 2

au Contrat de Credit en date du 17 mars 2004
entre BNP Paribas et la Societe INTER PARFUMS

LISTE des SIGNATAIRES HABILITES du CLIENT
pour proceder aux demandes de TIRAGES

Nom, prenom et Fonction                                                                Specimen de siqnature

Monsieur Philippe SANTI, directeur financier :
Monsieur Jean Guy LECLERCQ, directeur du controle de gestion :
Monsieur Philippe SANTI et Monsieur Jean Guy LECLERCQ signent conjointement

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann
75008 PARIS
EC36015                  DD15725

BNP PARIBAS
Groupe Elysee Haussmann
73 Bld Haussmann
75008 PARIS
SP36015                  RR15725